UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2007

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 9, 2007, Microsemi Corporation, a Delaware corporation (“Registrant”), completed its acquisition of PowerDsine Ltd., an Israeli company (“PowerDsine”), pursuant to the Agreement and Plan of Merger filed as Exhibit 2.7 (“Merger Agreement”), which is hereby incorporated herein by this reference. As a result of the merger of Pinnacle Acquisition Ltd. with and into PowerDSine (“Merger”), PowerDsine became an indirect wholly owned subsidiary of the Registrant. The Merger Agreement and the Merger were previously disclosed by the Registrant in a Form 8-K filed with the Securities and Exchange Commission (“Commission”) on October 24, 2006, as amended by the Registrant’s Amendment No. 1 to Form 8-K filed with the Commission on October 27, 2006 and the Registrant’s Amendment No. 2 to Form 8-K filed with the Commission on October 30, 2006, which is incorporated herein by this reference.

As provided in the Merger Agreement, each ordinary share of PowerDsine outstanding at the effective time of the Merger was converted into the right to receive 0.1498 of a share of Microsemi common stock and $8.25 in cash. Accordingly Microsemi shall issue approximately 3,143,976 shares of common stock in exchange for the outstanding shares of PowerDsine and shall make cash payments in the exchange of approximately $173,149,523. The cash payments will be made out of Microsemi’s working capital and borrowings under its Revolving Credit Facility with Comerica Bank. Microsemi also assumed outstanding options to purchase approximately 2,978,956 ordinary shares of PowerDsine, which options were adjusted pursuant to an option exchange ratio of 0.6112 of a share of Microsemi common stock for each whole ordinary share of PowerDsine, into options to purchase 1,820,588 shares of Microsemi common stock.

The closing price of Microsemi common stock on the NASDAQ Global Select Market on January 8, 2007, the last trading day prior to the Merger, was $17.88 per share.

PowerDsine designs, develops and supplies integrated circuits, modules and systems that enable the implementation of Power-over-Ethernet in local area networks, providing the capability to deliver and manage electrical power over data network cables.

FORWARD-LOOKING STATEMENTS

Any statements set forth in this report that are not entirely historical and factual in nature are forward-looking statements. For instance, all statements of belief and all statements about plans or expectations are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. The potential risks and uncertainties include, but are not limited to, such factors as changes in generally accepted accounting principles, the difficulties regarding the making of estimates and projections, the hiring and retention of qualified personnel in a competitive labor market, acquiring, managing and integrating new operations, businesses or assets, closing or disposing of operations or assets, or possible difficulties in transferring work from one plant to another, rapidly changing technology and product obsolescence, difficulties predicting the timing and amount of plant closure costs, the potential inability to realize cost savings or productivity gains and to improve capacity utilization, potential cost increases, weakness or competitive pricing environment of the marketplace, uncertain demand for and acceptance of the company’s products, adverse impacts on analog / mixed-signal markets, results of in-process or planned development or marketing and promotional campaigns, changes in demand for products, difficulties foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, product returns, product liability, and other potential unexpected business and economic conditions or adverse changes in current or expected industry conditions, business disruptions, epidemics, health advisories, emergencies, disasters, wars or potential future effects of the tragic events of September 11, 2001, variations in customer order preferences, fluctuations in market prices of the company’s common stock and potential unavailability of additional capital on favorable terms, difficulties in implementing company strategies, dealing with environmental or other regulatory matters, or any matters involving litigation, contingent liabilities or other claims, difficulties and costs imposed by law, including under the Sarbanes-Oxley Act of 2002, difficulties in determining the scope of, and procuring and maintaining, adequate insurance coverage, difficulties, and costs, of protecting patents and other proprietary rights, work stoppages, labor issues, inventory obsolescence and, difficulties regarding customer qualification of products, manufacturing facilities and processes, and other difficulties managing consolidation or growth, including in the maintenance of internal controls, the implementation of information systems, and the training of personnel. Potential risks and uncertainties regarding the completed acquisition by Microsemi of PowerDsine, Ltd. include, but are not limited to, the uncertainty as to the future profitability, if any, of the combined company following the transaction, delays in the realization of accretion, if any, from the acquisition transaction, adverse impacts, if any, on the PoE market or the speed of growth of the PoE market, and other potential or actual delays, difficulties or inefficiencies that may be experienced in connection with PoE designs or products. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the company’s most recent Form 10-K and subsequent Form 10-Q filed by Microsemi with the SEC. Additional risk factors shall be identified from time to time in Microsemi’s future filings. Microsemi does not undertake to supplement or correct any information in this release that is or becomes incorrect.

Section 3 – Securities and Trading Markets

Item 3.01 Unregistered Sales of Equity Securities.

On January 9, 2007, the Registrant completed its acquisition of PowerDsine as described in connection with Item 2.01 above, which description is hereby incorporated herein by this reference. The Registrant has relied on the exemption from registration provided by Section 3(a)(10) of the Securities Act in connection with its issuance of approximately 3,143,976 shares of Microsemi common stock in exchange for the outstanding shares of PowerDsine. The Registrant has relied on an order issued by the Israeli district court of Tel Aviv approving the Merger pursuant to the Israeli Companies Law and finding that the Merger was procedurally and substantively fair to PowerDsine shareholders.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On January 9, 2007, the Registrant issued a news release announcing that the Registrant has completed its acquisition of PowerDsine as described in connection with Item 2.01 above, which description is hereby incorporated herein by this reference.

A copy of the news release issued by the Registrant is attached as Exhibit 99.1 to this report and is incorporated herein by this reference. Exhibit 99.1 is being furnished pursuant to this Item 7.01 “Regulation FD Disclosure”, and shall not be deemed “filed” and shall not be deemed “soliciting material” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment hereof on or before March 28, 2007.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment hereof on or before March 28, 2007.

(d) Exhibits

Exhibit No.	Description
2.7	Agreement and Plan of Merger, dated as of October 24, 2006, by and among Microsemi Corporation, PowerDsine Ltd. and Pinnacle Acquisition Ltd. incorporated by reference to like-numbered exhibit to the Registrant’s Current Report filed with the Commission on October 30, 2006.

99.1	News Release of Microsemi Corporation, dated January 9, 2007, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)
Date: January 16, 2007

/s/ DAVID R. SONKSEN
David R. Sonksen
Executive Vice President,
Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.7	Agreement and Plan of Merger, dated as of October 24, 2006, by and among Microsemi Corporation, PowerDsine Ltd. and Pinnacle Acquisition Ltd. incorporated by reference to like-numbered exhibit to the Registrant’s Current Report filed with the Commission on October 30, 2006.

99.1	News Release of Microsemi Corporation, dated January 9, 2007, filed herewith.